
Apo E
AEM-28


AZX100

Capstone Therapeutics (OTCQB: CAPS)

Operating Update

May 21, 2014

Safe Harbor Statement

Statements in this presentation or otherwise attributable to Capstone regarding our business that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. These risks include the factors discussed in our Form 10-K for the fiscal year ended December 31, 2013, and other documents we file with the U.S. Securities and Exchange Commission.

Corporate Facts

- **Capstone: Clinical Stage Biopharma in Peptide Therapeutics**
  - OTCQB: CAPS
  - Based in Tempe, AZ
  - Virtual business model: 2 FTEs / 3 Consultants
  - Market Cap as of May 20, 2014: ≈ $11MM
  - $5.5MM cash at March 31, 2014 (includes $1.7MM held in and reserved for use by LipimetiX Development, LLC)

- **LipimetiX Development LLC (JV)**
  - Based in Natick, MA
  - Virtual business model: 3 FTEs (PhDs)
  - CAPS contributed $6 MM for 60% ownership
  - LipimetiX contributed UAB license for current/future IP, pre-clinical data for 40% ownership
  - Conduct, preclinical, Phase 1a and Phase 1b/2a trials (estimated data Q3 and Q4 2014)
  - Goal: Monetize on Phase 2a data

Developing Apo E Mimetic Peptide (AEM-28) for LDL Cholesterol Reduction in Orphan Indication

Cash Report

Cash Use and Ending Balance	QTR Ending March 31, 2014
CAPS	$ (442,000)
LipimetiX	$ (326,000)
Consolidated	$ (768,000)
Cash Balance	$ 5,490,000

Note: Cash Balance at March 31, 2014 includes $1.7 million held in and reserved for use by LipimetiX Development, LLC

Qui Tam Lawsuit Update

- Discovery hearing held in December 2013 – duration of discovery process uncertain but underway
- Status conference with new judge held February 2014 to set rules of discovery
- Proposed DOJ/Orthofix settlement accepted by court - had slowed lawsuit progress
- DOJ/US Government has not joined complaint against CAPS
- Settlement/Trial: <u>Timing Unknown</u>

AEM-28 is Derived from Native Apo E

AEM-28 (Ac-hE18A-NH_2) is a 28-amino acid peptide constructed from 2-domains of native Apo E


'Hinge region'
Arg172
Arg
Cys
158
150
Receptor-binding region
136
NH2-terminal domain
112
Arg
Cys
244
Major lipid-binding region
CO2H-terminal domain
272

AEM-28

Adapted from Hatters et al., *Trends Biochem Sci.* 2006; 31(8):445-54

Native Apo E Plays Critical Role in Lipid and Cholesterol Metabolism

AEM-28 Market Indications

	Regulatory	Est. Annual Mkt.	Target
Familial Hypercholesterolemia (HoFH)	Orphan/Fast Track	$200MM	LDL, non-HDL
Severe Refractory Hypercholesterolemia	Orphan Target	$800MM	LDL, non-HDL
Acute Coronary Syndrome (ACS)	Non-Orphan	$10B	Atherosclerosis
Peripheral Artery Disease (PAD)	Non-Orphan	$3B	Intimal Hyperplasia / Atherosclerosis
Diabetes Mellitus Type 2	Non-Orphan	$35B (All Drugs)	VLDL

AEM-28 Targets Major Markets

CardioVascular Lipid Lowering Drug Classes

	Examples	Market (2013)	Mechanism	Comments
STATINS	Lipitor (Pfizer)	$25B (US)	Inhibits HMG-CoA reductase to limit liver cholesterol production.	Inexpensive and well-tolerated. Not universally efficacious. Largest revenue drug class, but declining due to generics low cost.
	Zocor (Merck			
	Crestor (Astra Zeneca)			
PCSK9 INHIBITORS	evolucumab (Amgen)	Est. $2.5B - $4B (US)	Inhibits PCSK9, enzyme that limits number of LDL receptors in liver.	Still in clinical development phase. Targeting statin refractory patients. Showing strong LDL efficacy. Neurology safety question. Expensive: $4K/month.
	alirocumab (Sanofi/Regeron)			
	bococizumab (Pfizer)			
APO Es	AEM-28	TBD	Binds LDL/VLDL and excretes through liver.	Phase 1a. Low cost manufacturing. Robust LDL cholesterol reduction (pre-clinical).

The Case for Apo E's

- **Native Apolipoprotein E**
  - Proven triglyceride/cholesterol regulating protein for 30 years
  - 299 Amino Acid ⟶ too large for therapeutic delivery

- **Apo E Mimetics (AEM-28 and Analogs)**
  - University of Alabama at Birmingham – national research leader
  - Enhanced LDL and VLDL binding in novel 28 amino acid sequence = Therapeutic Candidate
  - Utilizes natural Apo E receptors on liver to clear atherogenic lipoproteins
  - Anti-inflammatory and lesion regression effects on artery walls
  - Believed to be only product in development with both effects

AEM-28 Acts on Both LDL and Atherosclerotic Lesions

The Case for Apo E's (cont'd)

- Does not inhibit key regulatory enzymes
- Low cost synthesis
- AEM-28 composition of matter IP to 2020; 7 years Orphan exclusivity under Waxman-Hatch
- Analogs of AEM-28 in development/potential new IP
- Differentiated mechanistically from other cholesterol-lowering drug classes:
  - Statins
  - PCSK9 antibodies
  - VLDL synthesis inhibitors (Juxtapid/Kynamro)

Mechanism of Action and Published Data in Multiple Animal Models Suggest Potential for Clinical Success

AEM-28 Clear and Rapid Path to Lead Indication for HoFH

- Regulatory approval path for orphan indication in US and EU established by Juxtapid (Aegerion) and Kynamro (Sanofi/Isis)
- Cholesterol reduction approvable endpoint in this population / no clinical outcomes endpoint
- Juxtapid approved after a single Phase 3 study with 29 patients
- Clinical PoC possible by Q4 2014
- NDA filing for HoFH possible in 2017

Benefit in ACS and Atherosclerotic Lesion Regression Will Differentiate AEM-28 from Rest of Field

AEM-28: HoFH Preclinical Evidence

- Watanabe Heritable Hyperlipidemic (WHHL) rabbits have same genetic defect as human FH patients
- WHHL rabbits are refractory to statins, bile acid sequestrants, PCSK9 inhibitors, etc.
- Single dose of AEM-28 reduces non- HDL cholesterol 45% at 18 hours



pre IV injection
18 hr post injection
LDL
VLDL
△ LDL
△ VLDL
HDL
Relative cholesterol (A546)
0.08
0.06
0.04
0.02
0.00
5
10
15
20
25
30
Elution volume (mL)

Also results in reduction of several markers of atherosclerosis

AEM-28 Reduces LDL & VLDL in Absence of LDL Receptors

AEM-28 Human Protocol Summary

- **Phase 1a**
  - Objective:
    - Safety and Tolerability
    - Evaluate Pharmacokinetics
    - Evaluate Effects on non-HDL, LDL and Total Cholesterol
  - Format:
    - Single Ascending Doses (6 doses delivered IV) in Normal Healthy Volunteers with Elevated Cholesterol
    - Double-Blinded, Placebo-Controlled
    - n ≈ 36

- **Phase 1b/2a**
  - Objective:
    - Safety and Tolerability
    - Evaluate Pharmacokinetics
    - Evaluate Effects on non-HDL, LDL and Total Cholesterol
  - Format:
    - Multiple Ascending Dose (3 doses delivered IV two weeks apart) in patients with Refractory Hypercholesterolemia
    - Double-Blinded, Placebo-Controlled
    - n≈ 15

Trials Underway in Australia and Scheduled to Report Data Q3 and Q4 2014

AEM-28 Role in Acute Coronary Syndrome Therapy


ACS Event
Critical Care
Stabilization/Maintenance
Non-HDL-C
200
180
160
140
120
100
80
AEM-28
Annual AEM-28 Follow Up
Months
0 1 2 3 4 5 6 7 8 9 10 11 12
AEM-28
PCSK9
Statin
(Not Based on Clinical Data)

- High ACS Recurrence in Three Months Post Event
- PCSK9 and Statins Take Weeks/Months to Lower LDL-C
- AEM-28 Lowers Non-HDL-C in Hours <u>and</u> Reduces Atheroma Burden
- 1.3MM Acute Coronary Hospitalizations Annually in U.S.

AEM-28 is Indicated For Early Phase Critical Care ACS Therapy and Annual Follow Up

AEM-28: ACS Preclinical Evidence



Reduction in Atherosclerosis Far Exceeds Cholesterol Drop

Control Animal

- Plasma Cholesterol ≈ 1600 mg/dl
- **51%** of aorta covered by fatty streaks

AEM-28 Animal

- Plasma Cholesterol ≈ 1100 mg/dl
- **8%** of aorta covered by fatty streaks

Direct Effects on Artery Wall Reduce Atherosclerosis

AEM-28: Athero Preclinical Beneficial Duration of Effect


Representative en face Lesions
Control
AEM-28

Figure 6.


En face Lesion Area
(n=13 in each group)
25
20
15
10
5
0
En face percent lesion area
Saline
AEM-28
†
†p<0.001

Figure 4.

Poster Presentation at American Heart Association Scientific Sessions, November 19, 2013.
Full Poster available at www.LipimetiX.com

AEM-28 Sustained Effect on Atherosclerotic Lesion Regression in Fat-fed APO E Null Mice 4 Weeks After Stopping Drug Treatment

LipimetiX Operating Update – May 2014

- **Major Milestones:**
  - August 2012 – JV formation and initial funding
  - October 2012 – New AEM-28 drug material commercially manufactured / CMC validated
  - December 2012 – Orphan Drug designation for HOFH indication
  - November 2013 – Completion of comprehensive preclinical studies
  - December 2013/March 2014 – Regulatory filings and meetings in Canada and Australia
  - April 2014 – Received Clinical Trial Notification (CTN) / allowance to begin human clinical trials in Australia
  - April 2014 – Initiated Phase 1a AEM-28 safety study in Australia

- **Target Schedule:**
  - Q3 2014 – Safety from Phase 1a permitting, commence Phase 1b/2a safety/efficacy study
  - Q4 2014 – Report study data

Hitting Milestones Substantially On Time and On Budget

LipimetiX Operating Update – May 2014

- **Budget:**
  - Total Original Program Cost was ≈ $6MM;
    Now Estimating ≈ $6.5MM
  - Australia program possible 43.5% R&D cash rebate will assist funding
  - Available Joint Venture funds anticipated to be adequate to complete development plan (refining final CRO Phase 1a/1b/2a budget now and assuming no further delays/surprises)

Capstone Summary

- Two Programs:
  - Apo E Mimetic Peptide AEM-28 in LDL and non-HDL Reduction
  - AZX100 in Pulmonary Fibrosis and Spinal Fibrosis
- Continue CAPS Virtual Operation (1.5 Employees/ Consultants) to Preserve Cash
- Cash Resources Believed to be Adequate to Reach Value Milestones

OTCQB: CAPS

www.capstonethx.com

Capstone Therapeutics
1275 West Washington Street – Suite 104
Tempe, AZ 85281
(602) 286-5520